Fees Summary	Nov. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,500,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	229,650.00
Total Offset Amount	0.00
Net Fee	$ 229,650.00
Final Prospectus	false